UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4049

DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  SEPTEMBER 30, 2009

Annual Report to Shareholders

DWS GNMA Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

14 Portfolio Summary

15 Investment Portfolio

22 Financial Statements

26 Financial Highlights

30 Notes to Financial Statements

42 Report of Independent Registered Public Accounting Firm

43 Tax Information

44 Investment Management Agreement Approval

49 Summary of Management Fee Evaluation by Independent Fee Consultant

54 Board Members and Officers

58 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. Yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2009

Average Annual Total Returns as of 9/30/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	Life of Class*
Class A	9.17%	6.59%	5.08%	5.54%
Class C	8.40%	5.81%	4.31%	4.76%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	6.17%	5.61%	4.50%	5.22%
Class C (max 1.00% CDSC)	8.40%	5.81%	4.31%	4.76%
No Sales Charges					10-Year	Life of Institutional Class**
Class S	9.41%	6.86%	5.35%	N/A	5.75%	N/A
Institutional Class	N/A	N/A	N/A	N/A	N/A	6.76%
Barclays Capital GNMA Index+	9.32%	7.15%	5.77%	6.32%	6.30%	5.08%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on July 17, 2000. Index returns began on July 31, 2000. Returns for Class A and C shares are derived from the historical performance of Class S shares.
** Institutional Class shares commenced operations on February 2, 2009. The total return for Institutional Class shares is cumulative. Index returns began on January 31, 2009.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2009 are 0.81%, 1.56%, 0.55% and 0.45% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A and C shares for periods prior to their inception on February 2, 2009 are derived from the historical performance of Class S shares of DWS GNMA Fund during such periods have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance. The return shown for Class S shares for the period prior to its inception July 17, 2000 is derived from the historical performance of the Fund's original share class (Class AARP) of DWS GNMA Fund during such period and have assumed the same expense structure. Any difference in expenses will affect performance. Class AARP shares merged into Class S shares on July 14, 2006.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS GNMA Fund — Class A [] Barclays Capital GNMA Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class S shares commenced operations on July 17, 2000. Index returns began on July 31, 2000. Returns for Class A are derived from the historical performance of Class S shares.
+ The Barclays Capital GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 9/30/09	$ 15.24	$ 15.25	$ 15.25	$ 15.24
9/30/08	$ —	$ —	$ 14.72	$ —
2/2/09 (commencement of operations for Class A, C and Institutional Class)	$ 14.81	$ 14.81	$ —	$ 14.81
Distribution Information: Twelve Months (Eight Months for Class A, C and Institutional Class) as of 9/30/09: Income Dividends	$ .53	$ .46	$ .82	$ .55
September Income Dividend	$ .0620	$ .0525	$ .0630	$ .0641
SEC 30-day Yield++	3.90%	3.27%	4.07%	4.13%
Current Annualized Distribution Rate++	4.88%	4.13%	4.96%	5.05%
++ The SEC yield is net investment income per share earned over the month ended September 30, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — GNMA Funds Category as of 9/30/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class S 1-Year	22	of	64	34
3-Year	20	of	57	35
5-Year	19	of	56	32

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2009 to September 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2009
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 4/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/09	$ 1,042.40	$ 1,038.40	$ 1,043.50	$ 1,043.20
Expenses Paid per $1,000*	$ 3.38	$ 7.21	$ 2.82	$ 2.46
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 4/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/09	$ 1,021.76	$ 1,018.00	$ 1,022.31	$ 1,022.66
Expenses Paid per $1,000*	$ 3.35	$ 7.13	$ 2.79	$ 2.43
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A	Class C	Class S	Institutional Class
DWS GNMA Fund	.66%	1.41%	.55%	.48%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS GNMA Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS GNMA Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Managers

William Chepolis, CFA

Co-Manager

Matthew F. MacDonald

Co-Manager

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

As the period began, sentiment in the credit markets continued to deteriorate in the wake of September's turmoil among leading global financial institutions. The fourth quarter of 2008 saw sharp declines in even high-quality non-government sectors, as investors placed a tremendous premium on safety. Investor risk appetites began to return over the first quarter of 2009, as the extensive government actions to support the financial sector gained traction with market participants. As a result, sectors that trade at a yield spread over Treasuries have generally performed extremely well over the first nine months of 2009.1 Government National Mortgage Association (GNMA) securities were much less impacted by the volatility during the early part of the period, and provided returns for the full 12 months that were well ahead of historical averages.

GNMA investors pay close attention to the direction of interest rates, as falling rates can lead to increased prepayments on underlying loans. During the year, the US Federal Reserve Board (the Fed) did everything it could to bring rates down and keep them there, including lowering the fed funds rate to the unprecedented 0% to 0.25% range.2 Yields on Treasuries finished lower along the length of the curve, with the largest declines on the shorter-term issues. To illustrate, the two-year Treasury yield fell by 101 basis points, from 1.96% to 0.95%, the five-year fell by 67 basis points, from 2.98% to 2.31%, while the 10-year fell 54 basis points, from 3.85% to 3.31% (100 basis points equals one percentage point). Mortgage rates fell as well over the period, approaching historical lows, as the cuts in the fed funds rate and other government actions, including direct purchases of mortgage-backed issuance, took hold. Prepayments remained modest despite lower rates, as homeowners were stalemated by negative equity and tighter mortgage underwriting standards.

For the 12 months ended September 30, 2009, the fund's Class S shares posted a 9.41% total return, compared with the 9.32% return of its benchmark, the Barclays Capital GNMA Index (please see pages 4 through 6 for the performance of other share classes).3 The fund's return slightly lagged the 9.87% return of its average peer in the Lipper GNMA Funds category.4 At the close of the period, the fund's duration (a measure of interest rate sensitivity based on when investors can expect payments of principal and interest from a bond) stood at 3.20 years, compared with 3.22 years for the Barclays Capital GNMA Index.5

Positive Contributors to Performance

As the period progressed, the government stepped up its efforts to support the mortgage market, initiating a trillion-dollar program to purchase new issuance and a range of facilities designed to provide lenders with liquidity. With prepayments remaining at low levels and the government putting a floor under mortgage-backed securities, we shifted into a variety of strategies designed to increase the fund's income generation. These included a focus on higher coupons, while continuing to emphasize pools with predictable cash flows in order to benefit from increased income with very low incremental risk.6 We also sold out of lower yielding 15-year mortgages and focused more tightly on 30-year mortgage pools. Finally, we enhanced the fund's returns through selling options on GNMA securities when investor risk aversion resulted in the ability to earn attractive premiums.7

Another strategy that helped returns was taking a position in bonds issued by banks with the backing of the FDIC. Prices rose on these holdings, as investors came to view them as essentially government bonds.

Our holdings of collateralized mortgage obligations with yields that vary inversely with the short-term LIBOR benchmark (the London InterBank Offered Rate) performed very well, as LIBOR declined sharply early in the period. We continued to minimize exposure to US Treasury securities, given the extraordinary decline in Treasury yields that has occurred. While we had very little exposure to US Treasuries during the period, early in the period we traded in and out of a modest position of 5% or less in Treasury inflation protected securities (TIPS). At times, TIPS were pricing in expectations for several years of deflation and, as a result, in our view, presented attractive value. Our TIPS exposure helped the fund's performance.

Negative Contributors to Performance

Entering the period, we had the fund positioned in expectation of an overall environment of lower interest rates, based on the Fed's clear commitment to bring borrowing costs down. Such an environment normally leads to more rapid prepayment of underlying mortgages and makes investors less willing to pay for threatened cash flows from higher coupon mortgages. In order to protect against such a scenario, we focused on structures resistant to prepayment, such as lower coupon securities backed by seasoned mortgages. This strategy, while prudent in view of our goal of providing reliable returns, was at times a constraint on performance, as prepayments remained low and investors failed to award a premium to these specified GNMA pools.

In addition, the fund lacked exposure to the newer issues being supported directly by government purchases, which detracted from performance.

Outlook and Positioning

The Fed has reiterated its commitment to using the entire $1 trillion announced to support the mortgage market, with purchases now extended through March of 2010. With a continued problematic refinancing environment for many homeowners, this suggests the opportunity to continue to earn attractive spreads versus comparable duration Treasuries through a focus on high coupon, seasoned issues.

One factor we will be watching closely is signs of increasing mortgage delinquencies appearing in agency data. This suggests the possibility that government efforts to support homeowners have only delayed the accounting from the prior period of housing market ebullience. While GNMA securities are guaranteed to return principal, this trend has the potential to impact prepayments.

While we expect the Fed to remain on hold with its zero interest rate policy for the near-to-intermediate term, with mortgage rates at around 4.5%, we are looking at adding issues with yields that float with current rates and other ways to position the portfolio ahead of the eventual rise in interest rates.

We will continue to monitor the economy and Fed policy closely as we position the fund going forward. We believe the fund remains suitable for investors seeking high current income with less downside risk than many other GNMA funds.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowners' mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

1 The yield spread is the difference between the yield of a security and the yield of a comparable-duration Treasury.
2 The federal funds rate is the interest rate, set by the US Federal Reserve, at which banks lend money to each other, usually on an overnight basis.
3 The unmanaged Barclays Capital GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper GNMA Funds category. For the 1- and 5-year periods, this category's average was 9.87% (64 funds) and 5.08% (56 funds), respectively, as of 9/30/09. It is not possible to invest directly in a category or any index.
5 Duration — A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.
6 Coupon — The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to his mortgage company, so that a GNMA security with a 6% coupon would only contain mortgages where homeowners are paying roughly 6% mortgage interest rates and a GNMA with a 7.0% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance his mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupon rates will be.
7 An option is a financial derivative that represents a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (excercise date).

Portfolio Summary

Asset Allocation (As a % of Net Assets)	9/30/09	9/30/08

Government National Mortgage Association	80%	95%
Government & Agency Obligations	10%	9%
US Government Agency Sponsored	10%	2%
Cash Equivalents and Other Assets and Liabilities, net	—	(6)%
	100%	100%
Coupons*	9/30/09	9/30/08

Less than 4.5%	14%	9%
4.5%-5.49%	23%	26%
5.5%-6.49%	48%	50%
6.5%-7.49%	10%	11%
7.5% and Greater	5%	4%
	100%	100%
Effective Maturity*	9/30/09	9/30/08

Less than 5 years	38%	19%
5-8 years	50%	62%
Greater than 8 years	12%	19%
	100%	100%

Weighted average effective maturity: 4.8 and 6.8 years, respectively.

* Excludes Cash Equivalents, Securities Lending Collateral and US Treasury Bills

Asset allocation, coupons and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2009

	Principal Amount ($)	Value ($)

Government National Mortgage Association 73.0%
Government National Mortgage Association:
2.747%*, 4/20/2059	33,803,633	34,817,742
4.5%, with various maturities from 10/15/2033 until 12/1/2038 (a)	15,527,654	15,761,379
5.0%, with various maturities from 11/15/2032 until 7/20/2039 (a) (b)	275,933,916	287,189,200
5.5%, with various maturities from 7/20/2013 until 6/15/2039 (a) (b)	423,412,657	447,931,972
6.0%, with various maturities from 7/15/2014 until 5/15/2039 (a) (b)	456,743,062	486,676,908
6.5%, with various maturities from 6/15/2023 until 7/20/2039 (a)	230,618,667	246,540,705
7.0%, with various maturities from 9/15/2010 until 6/20/2039 (b)	83,037,845	89,835,359
7.5%, with various maturities from 2/15/2011 until 1/15/2037	28,343,275	31,020,537
8.0%, with various maturities from 8/20/2012 until 9/20/2013	61,178	65,256
9.0%, with various maturities from 2/15/2020 until 7/15/2030	1,051,789	1,196,652
10.5%, with various maturities from 10/20/2016 until 1/20/2021	351,486	408,565
11.5%, with various maturities from 4/15/2013 until 2/15/2016	78,466	89,776
12.0%, with various maturities from 12/15/2012 until 7/15/2015	251,240	291,134
12.5%, with various maturities from 10/15/2013 until 8/15/2015	128,877	148,328
13.0%, 5/15/2015	4,594	5,347
13.5%, with various maturities from 11/15/2012 until 9/15/2014	21,359	24,833
14.0%, 7/15/2011	8,042	8,595
14.5%, 10/15/2014	14,658	17,436
Total Government National Mortgage Association (Cost $1,585,297,652)		1,642,029,724

Collateralized Mortgage Obligations 16.5%
Fannie Mae Whole Loan:
"1AF1", Series 2007-W1, 0.506%*, 11/25/2046	79,660,075	76,083,449
"1A8", Series 2003-W12, 4.55%, 6/25/2043	11,960,911	12,054,356
Federal Home Loan Mortgage Corp.:
"AF", Series 2892, 0.543%*, 5/15/2021	2,652,762	2,654,919
"FO", Series 2418, 1.143%*, 2/15/2032	3,430,179	3,477,450
"GF", Series 2412, 1.193%*, 2/15/2032	5,163,640	5,223,335
"FA", Series 2419, 1.243%*, 2/15/2032	3,034,089	3,070,626
"F", Series 2439, 1.243%*, 3/15/2032	3,528,567	3,568,048
"FA", Series 2436, 1.243%*, 3/15/2032	3,528,567	3,568,048
"FQ", Series 2488, 1.243%*, 3/15/2032	3,601,253	3,641,548
"FW", Series 2456, 1.243%*, 3/15/2032	1,895,206	1,918,914
"BI", Series 3499, Interest Only, 4.0%, 9/15/2021	2,216,266	172,113
"57", Series 256, Interest Only, 5.0%, 3/15/2023	7,621,159	981,830
"PT", Series 3586, 6.0%, 10/15/2036 (a)	12,000,000	12,120,000
"GZ", Series 2906, 5.0%, 9/15/2034	21,810,270	22,122,879
"TZ", Series 2778, 6.0%, 2/15/2034	2,765,821	2,942,232
Federal National Mortgage Association:
"FC", Series 2006-123, 0.506%*, 1/25/2037	4,817,819	4,727,345
"FA", Series 2002-23, 1.146%*, 4/25/2032	4,605,077	4,662,070
"OF", Series 2001-60, 1.196%*, 10/25/2031	1,548,656	1,570,513
"OF", Series 2001-70, 1.196%*, 10/25/2031	619,462	626,552
"FB", Series 2002-30, 1.246%*, 8/25/2031	4,232,621	4,292,161
"FA", Series 2003-11, 1.246%*, 9/25/2032	3,418,300	3,458,465
"FJ", Series 2002-52, 1.246%*, 9/25/2032	4,537,234	4,592,515
"25", Series 351, Interest Only, 4.5%, 5/1/2019	7,093,246	955,744
"21", Series 334, Interest Only, 5.0%, 3/1/2018	7,955,829	994,537
"20", Series 334, Interest Only, 5.0%, 3/1/2018	6,466,103	811,074
''23", Series 339, Interest Only, 5.0%, 7/1/2018	5,678,076	703,092
"ZA", Series 2008-24, 5.0%, 4/25/2038	16,165,743	15,854,643
"AN", Series 2007-108, 8.831%*, 11/25/2037	13,647,024	15,347,875
Government National Mortgage Association:
"CO", Series 2002-76, Principal Only, Zero Coupon, 3/22/2032	2,568,239	1,774,610
"SY", Series 2008-83, Interest Only, 0.555%**, 8/20/2034	53,567,800	192,678
"PZ", Series 2004-74, 4.0%, 9/20/2034	3,662,990	3,581,422
"ZC", Series 2003-86, 4.5%, 10/20/2033	2,282,720	2,238,059
"KE", Series 2004-19, 5.0%, 3/16/2034	5,000,000	5,227,163
"PH", Series 2004-80, 5.0%, 7/20/2034	11,000,000	11,440,479
"LE", Series 2004-87, 5.0%, 10/20/2034	7,000,000	7,254,328
"ZB", Series 2005-15, 5.0%, 2/16/2035	12,569,530	12,851,376
"GZ", Series 2005-44, 5.0%, 7/20/2035	3,693,272	3,725,440
"CK", Series 2007-31, 5.0%, 5/16/2037	9,000,000	9,596,592
"Z", Series 2009-49, 5.15%, 6/16/2049	5,088,396	4,918,128
"AI", Series 2008-77, Interest Only, 5.5%, 10/20/2020	2,877,751	80,329
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	4,543,097	527,748
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	13,116,992	1,506,624
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	4,076,697	562,146
"PC", Series 2003-19, 5.5%, 3/16/2033	8,000,000	8,533,981
"PZ" Series 2003-25, 5.5%, 4/20/2033	7,110,327	7,415,269
"PI", Series 2004-28, Interest Only, 5.5%, 11/20/2033	3,627,607	319,733
"PC", Series 2007-2, 5.5%, 6/20/2035	11,510,346	12,358,119
"PD", Series 2005-91, 5.5%, 12/20/2035	5,000,000	5,265,473
"IJ", Series 2007-53, Interest Only, 5.75%, 6/20/2035	978,648	60,453
"ZB", Series 2005-65, 6.0%, 9/20/2032	16,517,964	17,545,475
"PH" Series 2002- 84, 6.0%, 11/16/2032	9,000,000	9,770,913
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035	1,092,690	220,144
"CT", Series 2009-42, 6.0%, 8/16/2035	13,112,287	13,996,085
"PB", Series 2005-92, 6.0%, 12/20/2035	8,000,000	8,719,822
"SF", Series 2002-63, Interest Only, 6.039%**, 9/16/2032	5,221,325	518,386
"PS", Series 2008-40, Interest Only, 6.259%**, 5/16/2038	6,337,879	624,498
"IO", Series 2006-61, Interest Only, 6.5%, 11/20/2036	8,904,376	1,342,932
"DI", Series 2008-93, Interest Only, 6.5%, 9/20/2038	23,574,014	2,800,710
"SA", Series 2006-47, Interest Only, 6.559%**, 8/16/2036	2,153,981	230,051
"LS", Series 2003-74, Interest Only, 6.904%**, 12/20/2030	1,963,933	84,130
"SU", Series 2004-30, Interest Only, 6.954%**, 2/20/2032	12,910,057	694,825
"SM", Series 2003-60, Interest Only, 7.509%**, 1/16/2033	22,410,771	2,448,122
Total Collateralized Mortgage Obligations (Cost $350,700,522)		370,622,576

US Government Agency Sponsored Pass-Throughs 0.3%
Federal Home Loan Mortgage Corp., 7.0%, 10/1/2038	5,753,726	6,261,898
Federal National Mortgage Association, 7.0%, 7/1/2037	1,198,269	1,307,845
Total US Government Agency Sponsored Pass-Throughs (Cost $7,435,639)		7,569,743

Government & Agency Obligations 10.2%
Other Government Related 0.9%
Citibank NA, FDIC Guaranteed, 1.875%, 5/7/2012	20,000,000	20,132,440
US Government Sponsored Agencies 7.3%
Federal Home Loan Bank:
1.375%, 5/16/2011	9,520,000	9,609,802
1.625%, 7/27/2011	17,500,000	17,700,655
1.625%, 9/26/2012	18,400,000	18,353,374
1.875%, 6/20/2012 (d)	10,725,000	10,829,365
2.3%*, 9/10/2019	10,000,000	9,950,000
7.2%*, 3/18/2024	5,880,000	5,534,550
7.45%*, 10/16/2023	12,000,000	11,960,400
Federal Home Loan Mortgage Corp.:
1.5%, 1/7/2011 (d)	10,000,000	10,106,090
1.75%, 6/15/2012	3,761,000	3,780,854
Federal National Mortgage Association:
1.75%, 8/10/2012	10,941,000	10,990,858
1.875%, 4/20/2012	11,430,000	11,584,477
5.0%, 5/20/2024	20,000,000	19,992,040
8.45%*, 2/27/2023	25,000,000	25,000,000
		165,392,465
US Treasury Obligations 2.0%
US Treasury Bill, 0.19%***, 3/18/2010 (c)	9,758,000	9,751,082
US Treasury Note, 4.875%, 4/30/2011 (b)	33,000,000	35,161,764
		44,912,846
Total Government & Agency Obligations (Cost $230,402,198)		230,437,751
	Contracts	Value ($)

Call Options Purchased 0.0%
10-Year US Treasury Note Future, Expiration Date 11/20/2009, Strike Price $120.0 (Cost $241,644)	520	325,000
	Shares	Value ($)

Securities Lending Collateral 14.0%
Daily Assets Fund Institutional, 0.29% (e) (f) (Cost $314,854,517)	314,854,517	314,854,517

Cash Equivalents 1.0%
Cash Management QP Trust, 0.18% (e) (Cost $22,376,313)	22,376,313	22,376,313
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,511,308,485)+	115.0	2,588,215,624
Other Assets and Liabilities, Net	(15.0)	(338,345,357)
Net Assets	100.0	2,249,870,267
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2009.
** These securities are shown at their current rate as of September 30, 2009.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $2,512,083,468. At September 30, 2009, net unrealized appreciation for all securities based on tax cost was $76,132,156. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $80,362,912 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,230,756.
(a) When-issued or delayed delivery securities included.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2009 amounted to $310,100,905, which is 13.8% of net assets.
(c) At September 30, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d) At September 30, 2009, this security has been pledged, in whole or in part, as collateral for open written options.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower income.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage securities which are interests in separate pools of mortgages. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10-Year US Treasury Note	12/21/2009	1,400	164,518,142	165,659,375	1,141,233

At September 30, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10-Year Interest Rate Swap	12/14/2009	225	23,044,505	23,350,781	(306,276)
2-Year US Treasury Note	12/31/2009	871	188,738,521	188,979,781	(241,260)
90 Day Eurodollar	3/14/2011	250	61,148,612	61,187,500	(38,888)
90 Day Eurodollar	9/19/2011	250	60,721,550	60,809,375	(87,825)
90 Day Eurodollar	6/13/2011	250	60,920,487	60,987,500	(67,013)
90 Day Eurodollar	6/14/2010	250	61,882,987	61,893,750	(10,763)
90 Day Eurodollar	12/14/2009	250	62,239,175	62,268,750	(29,575)
90 Day Eurodollar	3/15/2010	250	62,103,800	62,109,375	(5,575)
90 Day Eurodollar	9/13/2010	250	61,642,363	61,646,875	(4,512)
90 Day Eurodollar	12/13/2010	250	61,386,113	61,403,125	(17,012)
Total unrealized depreciation					(808,699)
Written Options	Coupon Rate (%)	Contract Amount	Expiration Date	Strike Price ($)	Value ($)*
Call Options 10-Year US Treasury Note Futures	—	380	11/20/2009	122.0	71,250
30-Year GNSF	4.5	30,000,000	10/14/2009	99.9	505,987
30-Year GNSF	4.5	30,000,000	11/12/2009	100.4	384,375
30-Year GNSF	5.0	30,000,000	10/14/2009	102.0	465,591
30-Year GNSF	5.0	30,000,000	11/12/2009	102.5	300,000
30-Year GNSF	5.5	30,000,000	10/14/2009	103.5	450,471
30-Year GNSF	5.5	30,000,000	11/12/2009	104.3	181,401
30-Year GNSF	5.5	30,000,000	11/12/2009	104.1	206,250
30-Year GNSF	6.0	30,000,000	11/12/2009	105.0	121,875
30-Year GNSF	6.0	30,000,000	10/14/2009	104.7	251,952
Total Call Options (Premiums received $1,867,914)					2,939,152
Put Options 30-Year GNSF	5.5	30,000,000	11/12/2009	101.2	9,375
30-Year GNSF	4.5	30,000,000	11/12/2009	99.1	46,875
30-Year GNSF	5.5	30,000,000	11/12/2009	102.8	9,375
30-Year GNSF	6.0	30,000,000	11/12/2009	104.2	9,375
Total Put Options (Premiums received $1,129,688)					75,000
Total Written Options (Total premiums received $2,997,602)					3,014,152
* Net unrealized depreciation at September 30, 2009 was $16,550.

At September 30, 2009, open interest rate swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation ($)
9/15/2010 9/15/2014	59,400,000[1]	Fixed — 3.15%	Floating — LIBOR	40,493
9/15/2010 9/15/2014	59,400,000[1]	Fixed — 3.15%	Floating — LIBOR	210,773
Total unrealized appreciation on open interest rate swap contracts				251,266

Counterparty:

1 Morgan Stanley

GNSF: Government National Single Family.

LIBOR: London InterBank Offered Rate.

For information on the Fund's policy and additional disclosures regarding futures contracts, options and interest rate swap contracts, please refer to the Derivatives section of Note A in the accompanying Notes to the Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Government National Mortgage Association	$ —	$ 1,607,211,982	$ 34,817,742	$ 1,642,029,724
Collateralized Mortgage Obligations (h)	—	358,502,576	12,120,000	370,622,576
US Government & Agency Sponsored Pass-Throughs	—	7,569,743	—	7,569,743
Government & Agency Obligations (h)	—	203,191,719	17,494,950	220,686,669
Short-Term Investments (h)	314,854,517	32,127,395	—	346,981,912
Derivatives (i)	$ 657,534	$ 251,266	$ —	$ 908,800
Total	$ 315,512,051	$ 2,208,854,681	$ 64,432,692	$ 2,588,799,424
Liabilities
Derivatives (i)	$ (71,250)	$ —	$ (2,942,902)	$ (3,014,152)
Total	$ (71,250)	$ —	$ (2,942,902)	$ (3,014,152)
(h) See Investment Portfolio for additional detailed categorizations.
(i) Derivatives include value of options purchased, unrealized appreciation (depreciation) on open futures contracts and interest rate swaps and options written, at value.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at September 30, 2009:

	Government National Mortgage Association	Government & Agency Obligations	Collateralized Mortgage Obligations	Total	Written Options
Balance as of September 30, 2008 ($)	—	12,000,000	—	12,000,000	(2,129,688)
Total realized gain (loss)	(5,623)	—	—	(5,623)	2,746,093
Change in unrealized appreciation (depreciation)	339,732	(385,050)	—	(45,318)	(742,120)
Amortization premium/ discount	—	—	—	—	—
Net purchases (sales)	34,483,633	5,880,000	12,120,000	52,483,633	(2,817,187)
Net transfers in (out) of Level 3	—	—	—	—	—
Balance as of September 30, 2009 ($)	34,817,742	17,494,950	12,120,000	64,432,692	(2,942,902)
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2009 ($)	339,732	(345,450)	(39,600)	(45,318)	(3,839)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2009
Assets
Investments: Investments in securities, at value (cost $2,174,077,655) — including $310,100,905 of securities loaned	$ 2,250,984,794
Investment in Cash Management QP Trust (cost $22,376,313)	22,376,313
Investment in Daily Assets Fund Institutional (cost $314,854,517)*	314,854,517
Total investments in securities, at value (cost $2,511,308,485)	2,588,215,624
Cash	680,272
Receivable for investments sold	1,873,392
Receivable for when-issued and delayed securities sold	289,947,331
Receivable for Fund shares sold	1,098,256
Interest receivable	10,879,979
Unrealized appreciation on interest rate swap contracts	251,266
Other assets	58,085
Total assets	2,893,004,205
Liabilities
Payable upon return of securities loaned	314,854,517
Payable for investments purchased	1,568,222
Payable for when-issued and delayed delivery securities purchased	321,120,384
Options written, at value (premium received $2,997,602)	3,014,152
Payable for Fund shares redeemed	825,658
Payable for daily variation margin on open futures contracts	188,424
Accrued management fee	558,777
Other accrued expenses and payables	1,003,804
Total liabilities	643,133,938
Net assets, at value	$ 2,249,870,267
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2009 (continued)
Net Assets Consist of
Undistributed net investment income	6,577,008
Net unrealized appreciation (depreciation) on: Investments	76,907,139
Futures	332,534
Written options	(16,550)
Interest rate swaps	251,266
Accumulated net realized gain (loss)	(110,096,983)
Paid-in capital	2,275,915,853
Net assets, at value	$ 2,249,870,267
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($10,588,734 ÷ 694,839 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.24
Maximum offering price per share (100 ÷ 97.25 of $15.24)	$ 15.67
Class C Net Asset Value, offering and redemption price per share ($6,976,377 ÷ 457,533 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.25
Class S Net Asset Value, offering and redemption price per share ($2,225,256,674 ÷ 145,956,201 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.25
Institutional Class Net Asset Value, offering and redemption price per share ($7,048,482 ÷ 462,519 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.24

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2009
Investment Income
Income: Interest	$ 106,144,033
Interest — Cash Management QP Trust	743,060
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	2,827,620
Total Income	109,714,713
Expenses: Management fee	6,965,125
Administration fee	2,211,151
Distribution and service fees	14,332
Services to shareholders	2,096,839
Reports to shareholders	145,255
Professional fees	218,012
Custodian fee	119,068
Trustees' fees and expenses	60,679
Registration fees	62,769
Other	201,644
Total expenses	12,094,874
Net investment income	97,619,839
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	25,598,272
Futures	(28,408,741)
Written options	14,989,980
Interest rate swaps	(224,400)
11,955,111
Change in net unrealized appreciation (depreciation) on: Investments	90,821,296
Futures	(1,335,052)
Written options	(350,043)
Interest rate swaps	251,266
89,387,467
Net gain (loss)	101,342,578
Net increase (decrease) in net assets resulting from operations	$ 198,962,417

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2009	2008
Operations: Net investment income	$ 97,619,839	$ 113,518,707
Net realized gain (loss)	11,955,111	13,861,930
Change in net unrealized appreciation (depreciation)	89,387,467	16,815,110
Net increase (decrease) in net assets resulting from operations	198,962,417	144,195,747
Distributions to shareholders from: Net investment income: Class A	(108,918)	—
Class C	(63,445)	—
Class S	(121,565,507)	(122,699,683)
Institutional Class	(168,267)	—
Total distributions	(121,906,137)	(122,699,683)
Fund share transactions: Proceeds from shares sold	132,328,146	72,095,490
Reinvestment of distributions	82,573,869	81,607,557
Cost of shares redeemed	(259,117,760)	(305,692,393)
Redemption fees	37,646	17,986
Net increase (decrease) in net assets from Fund share transactions	(44,178,099)	(151,971,360)
Increase (decrease) in net assets	32,878,181	(130,475,296)
Net assets at beginning of period	2,216,992,086	2,347,467,382
Net assets at end of period (including undistributed net investment income of $6,577,008 and $18,156,625, respectively)	$ 2,249,870,267	$ 2,216,992,086

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Year Ended September 30,	2009[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.81
Income (loss) from investment operations: Net investment income[b]	.41
Net realized and unrealized gain (loss)	.55
Total from investment operations	.96
Less distributions from: Net investment income	(.53)
Redemption fees	.00***
Net asset value, end of period	$ 15.24
Total Return (%)	6.62**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11
Ratio of expenses (%)	.64*
Ratio of net investment income (%)	4.18*
Portfolio turnover rate (%)	264
[a] For the period from February 2, 2009 (commencement of operations) to September 30, 2009.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Year Ended September 30,	2009[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.81
Income (loss) from investment operations: Net investment income[b]	.33
Net realized and unrealized gain (loss)	.57
Total from investment operations	.90
Less distributions from: Net investment income	(.46)
Redemption fees	.00***
Net asset value, end of period	$ 15.25
Total Return (%)	6.14**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7
Ratio of expenses (%)	1.40*
Ratio of net investment income (%)	3.44*
Portfolio turnover rate (%)	264
[a] For the period from February 2, 2009 (commencement of operations) to September 30, 2009.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 14.72	$ 14.60	$ 14.67	$ 14.86	$ 15.14
Income (loss) from investment operations: Net investment income[a]	.66	.73	.71	.66	.61
Net realized and unrealized gain (loss)	.69	.18	(.04)	(.14)	(.21)
Total from investment operations	1.35	.91	.67	.52	.40
Less distributions from: Net investment income	(.82)	(.79)	(.74)	(.71)	(.68)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 15.25	$ 14.72	$ 14.60	$ 14.67	$ 14.86
Total Return (%)	9.41	6.45	4.76[b]	3.47[b]	2.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,225	2,217	2,347	2,645	283
Ratio of expenses before expense reductions (%)	.55	.55	.58	.62	.60
Ratio of expenses after expense reductions (%)	.55	.55	.56	.59	.60
Ratio of net investment income (%)	4.42	4.95	4.85	4.55	4.05
Portfolio turnover rate (%)	264	220	381	289	300
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Institutional Class Year Ended September 30,	2009[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.81
Income (loss) from investment operations: Net investment income[b]	.42
Net realized and unrealized gain (loss)	.56
Total from investment operations	.98
Less distributions from: Net investment income	(.55)
Redemption fees	.00***
Net asset value, end of period	$ 15.24
Total Return (%)	6.76**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7
Ratio of expenses (%)	.47*
Ratio of net investment income (%)	4.29*
Portfolio turnover rate (%)	264
[a] For the period from February 2, 2009 (commencement of operations) to September 30, 2009.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS GNMA Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. On February 2, 2009, the Fund commenced offering Class A, Class C and Institutional Class shares. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. Authorized accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2009 is included in the table following the Fund's Investment Portfolio. The volume indicated is generally indicative of the volume throughout the period.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into options on GNMA TBA's to enhance potential gain and options on interest rate swaps to reduce the duration of the portfolio.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open option contracts as of September 30, 2009 is included in the table following the Fund's Investment Portfolio. The volume indicated is generally indicative of the volume throughout the period.

Interest Rate Swap Contracts. The Fund may enter into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board-approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swap contracts as of September 30, 2009 is included in a table following the Fund's Investment Portfolio.

The following table summarizes the value of the Fund's derivative instruments held as of September 30, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Swap Contracts	Total Value
Interest Rate Contracts (a)	$ 325,000	$ 251,266	$ 576,266

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value, and unrealized appreciation on interest rate swap contracts, respectively
Liability Derivatives	Futures Contracts	Written Options	Total Value
Interest Rate Contracts (a)	$ 332,534	$ (3,014,152)	$ (2,681,618)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation on futures contracts and written options, at value, respectively. Liability of Payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Written Options	Swap Contracts	Total Value
Interest Rate Contracts (a)	$ (28,408,741)	$ 14,989,980	$ (224,400)	$ (13,643,161)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures contracts, written options contracts and interest rate swap contracts, respectively
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Futures Contracts	Written Options	Swap Contracts	Total Value
Interest Rate Contracts (a)	$ 83,356	$ (1,335,052)	$ (350,043)	$ 251,266	$ (1,350,473)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), futures contracts, written options and interest rate swap contracts, respectively

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $102,590,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2012 ($34,927,000), September 30, 2013 ($5,724,000), September 30, 2014 ($21,528,000), September 30, 2015 ($34,982,000) and September 30, 2017 ($5,429,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2008 through September 30, 2009, the Fund incurred approximately $6,329,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2010.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income	$ 6,801,408
Capital loss carryforwards	$ (102,590,000)
Net unrealized appreciation (depreciation) on investments	$ 76,132,156

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2009	2008
Distributions from ordinary income	$ 121,906,137	$122,699,683

Redemption Fees. The Fund imposed a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended September 30, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $5,925,972,371 and $6,125,645,011, respectively. Purchases and sales of US Treasury obligations aggregated $123,012,699 and $138,862,466, respectively.

For the year ended September 30, 2009, transactions for written options on swaps and securities were as follows:

	Number of Contracts/ Contract Amount	Premium
Outstanding, beginning of period	548,000,000	$ 3,637,319
Options written	2,838,000,520	19,973,951
Options closed	(546,000,140)	(2,869,917)
Options expired	(2,060,000,000)	(15,169,142)
Options exercised	(390,000,000)	(2,574,609)
Outstanding, end of period	390,000,380	$ 2,997,602

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $5.0 billion of the Fund's average daily net assets	.315%
Next $1.0 billion of such net assets	.300%
Over $6.0 billion of such net assets	.285%

Accordingly, for the year ended September 30, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.315% of the Fund's average daily net assets.

For the period from February 2, 2009 through September 30, 2009, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.89%
Class C	1.64%
Institutional Class	.64%

For the period from October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.83%
Class C	1.58%
Institutional Class	.58%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2009, the Administration Fee was $2,211,151, of which $184,753 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the year ended September 30, 2009 for Class S and for the period from February 2, 2009 (commencement of operations) for Class A, C and Institutional Class shares, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2009
Class A	$ 519	$ 143
Class C	377	137
Class S	1,663,157	450,704
Institutional Class	164	63
	$ 1,664,217	$ 451,047

Distribution and Service Fees. Under the Fund's Class C 12b-1 plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from February 2, 2009 (commencement of operations) through September 30, 2009, the Distribution Fee for Class C shares aggregated $9,587, of which $3,333 is unpaid.

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from February 2, 2009 (commencement of operations) through September 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2009	Annualized Effective Rate
Class A	$ 2,828	$ 2,135.15%
Class C	1,917	1,053.15%
	$ 4,745	$ 3,188

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from February 2, 2009 (commencement of operations) through September 30, 2009 aggregated $3,184.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the period from February 2, 2009 (commencement of operations) through September 30, 2009, the CDSC for Class C shares aggregated $1,223. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the period from February 2, 2009 (commencement of operations) through September 30, 2009, DIDI received $3 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $32,313, of which $6,934 was unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest cash balances that have not been invested in portfolio securities in affiliated funds managed by the Advisor. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust (the "QP Trust"). Effective October 2, 2009, the QP Trust merged into the Central Cash Management Fund. The Central Cash Management Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Affiliated cash management vehicles do not pay the Advisor a management fee.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A*	713,855	$ 10,790,402	—	$ —
Class C*	474,232	7,170,308	—	—
Class S	7,199,092	107,280,396	4,859,906	72,095,490
Institutional Class*	473,985	7,087,040	—	—
		$ 132,328,146		$ 72,095,490
Shares issued to shareholders in reinvestment of distributions
Class A*	5,870	$ 88,520	—	$ —
Class C*	3,054	46,111	—	—
Class S	5,528,847	82,270,970	5,529,623	81,607,557
Institutional Class*	11,202	168,268	—	—
		$ 82,573,869		$ 81,607,557
Shares redeemed
Class A*	(24,886)	$ (376,428)	—	$ —
Class C*	(19,753)	(297,959)	—	—
Class S	(17,335,823)	(258,105,380)	(20,656,252)	(305,692,393)
Institutional Class*	(22,668)	(337,993)	—	—
		$ (259,117,760)		$ (305,692,393)
Redemption fees		$ 37,646		$ 17,986
Net increase (decrease)
Class A*	694,839	$ 10,502,542	—	$ —
Class C*	457,533	6,918,460	—	—
Class S	(4,607,884)	(68,516,416)	(10,266,723)	(151,971,360)
Institutional Class*	462,519	6,917,315	—	—
		$ (44,178,099)		$ (151,971,360)
* For the period from February 2, 2009 (commencement of operations) through September 30, 2009.

F. Review for Subsequent Events

Management has reviewed the events and transactions from October 1, 2009 through November 25, 2009, the date the financial statements were available to be issued for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Income Trust and the Shareholders of DWS GNMA Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS GNMA Fund (the "Fund") at September 30, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 25, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 4% of the dividends distributed during the fiscal year was derived from interest on US government securities, which are generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class S shares) was in the 3rd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	124
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	124
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	124
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		124
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	124
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	124
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	124
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	124
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		124
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	124
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	124
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	127
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
124
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	GGGGX	GCGGX	SGINX	GIGGX
CUSIP Number	23337P 308	23337P 407	23337P 209	23337P 506
Fund Number	1093	1393	2393	1493

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2009, DWS GNMA Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GNMA FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$84,648	$0	$0	$0
2008	$81,092	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$0	$0
2008	$0	$19,000	$600,000	$619,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS GNMA Fund, a series of DWS Income Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS GNMA Fund, a series of DWS Income Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2009